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                                                                   EXHIBIT 10.23


                              CERIDIAN CORPORATION
                       BENEFIT PROTECTION TRUST AGREEMENT

                         SECOND DECLARATION OF AMENDMENT

Pursuant to the retained power of amendment contained in Section 9.1 of the Ceridian Corporation Benefit Protection Trust Agreement (the "Trust Agreement"), the undersigned hereby amend the Trust Agreement in the manner described below.

1. Section 1.4 of the Trust Agreement is amended by redesignating Sections 1.4(e) through 1.4(p) as Sections 1.4(f) through 1.4(q) and by adding a new Subsection (e), which reads as follows:

                 (e) "Company" means New Ceridian Corporation, renamed Ceridian Corporation after the New Ceridian Spin-off (as defined in Section 1.7 of this Trust Agreement).

2. A new Section 1.7 is added to the Trust Agreement which reads as follows:

         1.7 NEW CERIDIAN SPIN-OFF. This Trust Agreement was made and entered into as of December 1, 1994 between Ceridian Corporation, a Delaware corporation, and First Trust National Association, now known as U.S. Bank National Association. In connection with the spin-off by Ceridian Corporation of all of the outstanding common stock of New Ceridian Corporation, a Delaware corporation and wholly owned subsidiary of Ceridian Corporation (the "New Ceridian Spin-off"), the Trust Agreement was amended, effective as of March 27, 2001, to substitute New Ceridian Corporation for Ceridian Corporation as the "Company" for all purposes of this Trust Agreement. (For the period from the effective time of the substitution through the effective time of the New Ceridian Spin-off, Ceridian Corporation (to be renamed Arbitron Inc.) will be deemed to be a Subsidiary.) Following the New Ceridian Spin-off, Ceridian Corporation was renamed Arbitron Inc. and New Ceridian Corporation was renamed Ceridian Corporation. Without limiting any other consequences resulting from the substitution described in this section, by reason of the substitution:

                 (a) Ceridian Corporation (formerly New Ceridian Corporation) is the grantor of the Trust;

                 (b) Ceridian Corporation (formerly New Ceridian Corporation) has all of the rights, powers, privileges and authority and all of the duties and responsibilities arising under or in connection with the Trust Agreement that Arbitron Inc. (formerly Ceridian Corporation) had before the substitution; and

                 (c) Arbitron Inc. (formerly Ceridian Corporation) has no rights, powers, privileges, authority, duties or responsibilities to the Trustee or any other person arising under or in connection with the Trust Agreement.

The foregoing amendments are effective as of March 27, 2001.




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To acknowledge and affirm the foregoing amendments, the undersigned have caused this instrument to be executed by their duly authorized officers.



U.S. BANK NATIONAL ASSOCIATION             CERIDIAN CORPORATION


By:     /s/ Paul N. Dadlez                 By: /s/ Shirley J. Hughes
   ------------------------------------
Title:  Assistant Vice President           Title: Senior Vice President,
      ---------------------------------           Human Resources
Date:  March 27, 2001                      Date:  March 26, 2001


By:     /s/ M. R. Braun                    By:  /s/ Gary M. Nelson
   ------------------------------------
Title:  Vice President                     Title: Vice President, General
      ---------------------------------           Counsel and Secretary
Date:  March 27, 2001                      Date:  March 26, 2001



To evidence its consent to the foregoing amendments, the undersigned has caused this instrument to be executed by its duly authorized officers.

                                           NEW CERIDIAN CORPORATION


                                           By:  /s/ Shirley J. Hughes
                                           Title: Senior Vice President,
                                                  Human Resources
                                           Date:  March 26, 2001


                                           By:/s/ Gary M. Nelson
                                           Title: Vice President, General
                                                  Counsel and Secretary
                                           Date:  March 26, 2001





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STATE OF MINNESOTA   )
                     ) ss.
COUNTY OF HENNEPIN   )

On this 26th day of March, 2001, before me personally appeared Shirely J. Hughes and Gary M. Nelson, to me personally known, who, being each by me duly sworn, did say that they are respectively the Senior Vice President and Secretary of Ceridian Corporation, the corporation named in the foregoing instrument and that the instrument was signed on behalf of the corporation, and they acknowledged the instrument to be the free act and deed of said corporation.

             {SEAL}                       /s/ Patricia A. Esterley
                                          Notary

STATE OF MINNESOTA   )
                     ) ss.
COUNTY OF RAMSEY     )

On this 27th day of March, 2001, before me personally appeared Paul M. Dadlez and M. R. Brown, to me personally known, who, being each by me duly sworn, did say that they are respectively the Assistant Vice President and Vice President of U.S. Bank National Association, the national banking association named in the foregoing instrument and that the instrument was signed on behalf of the association, and they acknowledged the instrument to be the free act and deed of the association.

             {SEAL}                       /s/ Eva M. VahaKangas
                                          ---------------------------------
                                          Notary

STATE OF MINNESOTA   )
                     ) ss.
COUNTY OF HENNEPIN   )

On this 26th day of March, 2001, before me personally appeared Shirely J. Hughes and Gary M. Nelson, to me personally known, who, being each by me duly sworn, did say that they are respectively the Senior Vice President and Secretary of New Ceridian Corporation, the corporation named in the foregoing instrument and that the instrument was signed on behalf of the corporation, and they acknowledged the instrument to be the free act and deed of said corporation.

             {SEAL}                       /s/ Patricia A. Esterley
                                          Notary






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